Exhibit 10

AMENDMENT NO. 3

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of March 2, 2006 (the “Amendment”) is executed by and between Circus and Eldorado Joint Venture, a Nevada general partnership (“Borrower”) and Bank of America, N.A., as Administrative Agent, acting with the consent of the Requisite Lenders, with reference to that certain Second Amended and Restated Credit Agreement dated as of March 5, 2002 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”) among Borrower, the Lenders referred to therein and Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

RECITALS

A. As of the date of this Amendment, there are no Loans or Letters of Credit outstanding under the Credit Agreement.

B. Borrower anticipates that it may not be in compliance with Sections 7.6(A) and (B) of the Credit Agreement (the “Financial Covenants”) as of the fiscal quarter ending March 31, 2006 and its inability to comply with these covenants may continue as to later fiscal quarters.

C. Borrower is currently in default under Section 7.8 the Credit Agreement for making or incurring capital expenditures in the aggregate amount of $10,036,000 during the calendar year ended December 31, 2005 (the “Existing Default”).

D. The Lenders are willing to (i) waive the Financial Covenants as of the fiscal quarter ended March 31, 2006, and each subsequent fiscal quarter through and including December 31, 2006 provided that there are no obligations outstanding under the Credit Agreement, (ii) waive the Existing Default and (iii) amend the Credit Agreement, in each case on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, Borrower and Administrative Agent hereby agree as follows:

1. Conditional Waiver of Financial Covenants. Administrative Agent hereby waives any default in respect of the Financial Covenants in respect of the Fiscal Quarter ending March 31, 2006, and each subsequent Fiscal Quarter through and including December 31, 2006, provided that this waiver shall not continue in respect of any Fiscal Quarter following the date upon which any additional credit is extended under the Credit Agreement. This waiver shall not apply to any other violation of the Credit Agreement.

2. Waiver of Existing Default. Lender hereby waives the Existing Default (but does not waive any Defaults or Events of Default with respect to the related Sections of the Credit

Agreement in respect of any subsequent date or period). This is a one time waiver only, and the Borrower shall comply with the Credit Agreement in all other respects.

3. Section 7.8 - Capital Expenditures. Borrower and Administrative Agent hereby amend Section 7.8 of the Credit Agreement in its entirety to read in full as follows:

Capital Expenditures. Borrower shall not, and shall not permit its Subsidiaries to, make or incur Capital Expenditures in any calendar year in an aggregate amount which is in excess of $12,500,000.

4. Conditions Precedent to Any Draw on Line of Credit. Following the date hereof, the obligations of Lenders to make Loans and the obligation of the Issuing Lender to provide Letters of Credit hereunder, in addition to satisfaction of the conditions precedent specified in Article 4, are subject to the following conditions:

(a) the Borrower will be in compliance with the Financial Covenants for the then most recent Fiscal Quarter in respect of which it is required to deliver financial statements pursuant to Section 6.1; and

(b) the Borrower shall have delivered a certificate to the Administrative Agent demonstrating that, after giving pro forma effect to the requested Loan or Letters of Credit as of such Fiscal Quarter, Borrower would have been in compliance with the Financial Covenants.

5. Conditions Precedent. As conditions precedent to the effectiveness hereof, the Administrative Agent shall have received:

(a) A counterpart of this Amendment executed by Borrower;

(b) Written consents hereto executed by each of the Requisite Lenders; and

(c) A written consent of guarantor hereto executed by Silver Legacy Capital Corp., a Nevada corporation.

6. Confirmation. In all other respects, the Credit Agreement and the other Loan Documents are hereby confirmed.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership

By:	/s/ Bruce Sexton
Name:	Bruce Sexton
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Assistant Vice President

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership, the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft.

Dated as of February 28, 2006.

U.S. Bank, N.A.

By:	/s/ Nicholas Butler
Name:	Nicholas Butler
Title:	Vice President Commercial Lending

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership, the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft.

Dated as of February 24, 2006.

Bank of America N.A.

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Vice President

CONSENT OF GUARANTOR

This Consent of Guarantor is delivered with reference to the Second Amended and Restated Credit Agreement dated as of March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership, the Lenders referred to therein and Bank of America, N.A., as Administrative Agent (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned (“Guarantor”) hereby (i) consents to the execution, delivery and performance of the proposed Amendment No. 3 Second Amended and Restated Credit Agreement, substantially in the form provided to the undersigned as a draft, and (ii) agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of Guarantor’s obligations under its Guaranty. Guarantor further ratifies and confirms that its Guaranty shall continue in full force and effect and agrees that Guarantor shall continue to be liable under its Guaranty in accordance with the terms thereof. Guarantor represents and warrants that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under its Guaranty and acknowledges that the execution of this Consent is not necessary for the continued validity and enforceability of its Guaranty.

Dated as of March 2, 2006.

SILVER LEGACY CAPITAL CORP., a Nevada corporation

By:	/s/ Bruce Sexton
Name:	Bruce Sexton
Title:	Chief Financial Officer